SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

LEGENDS FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Legends Financial Holdings, Inc.
310 North First Street
Clarksville, Tennessee 37040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
April 20, 2004

     Notice is hereby given that the Annual Meeting of Shareholders of Legends Financial Holdings, Inc. (the “Company”) will be held on April 20, 2004, at 10:00 A.M., Central Daylight Savings Time, at Legends Bank, 310 North First Street, Clarksville, Tennessee, for the following purposes:

1.	To elect four members to the Company’s Board of Directors for three-year terms or until their successors have been duly elected and qualified.

2.	To ratify the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2004.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 27, 2004 are entitled to notice of and to vote at the Annual Meeting of Shareholders.

A Proxy Statement relating to and a Proxy for use in connection with the Annual Meeting are enclosed.

By Order of the Board of Directors
/s/ Warren Lee Pedigo

Warren Lee Pedigo
Secretary

IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

March 30, 2004

TO THE SHAREHOLDERS OF LEGENDS FINANCIAL HOLDINGS, INC.

     In connection with the Annual Meeting of Shareholders of Legends Financial Holdings, Inc. to be held on Tuesday, April 20, 2004 at 10:00 a.m., local time, at Legends Bank, 310 North First Street, Clarksville, Tennessee, we have enclosed a Notice of Annual Meeting of Shareholders, Proxy Statement and a form of proxy.

     The shareholders are being asked to elect four members to the Board of Directors for a three year term, and to ratify the appointment of Maggart and Associates, P.C., as Legends Financial Holdings, Inc.’s independent accountants and auditors for fiscal year 2004. Information about these matters is contained in the attached Proxy Statement.

     Upon request, we will provide to you, without charge, a copy of our annual report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be directed to Billy P. Atkins, President, Legends Financial Holdings, Inc., P.O. Box 1066, Clarksville, TN 37041-1066, (931)503-1234.

     You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card in the enclosed envelope as soon as possible.

Sincerely yours,
/s/ Billy P. Atkins
Billy P. Atkins
President

Proposal 1. ELECTION OF DIRECTORS
CLASS II NOMINEES FOR ELECTION
INCUMBENT CLASS III DIRECTORS
INCUMBENT CLASS I DIRECTORS
EXECUTIVE OFFICERS
INFORMATION ABOUT THE BOARD OF DIRECTORS
Proposal 2. RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2004.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PRINCIPAL SHAREHOLDERS
AUDIT COMMITTEE REPORT
OTHER MATTERS

LEGENDS FINANCIAL HOLDINGS, INC.
310 NORTH FIRST STREET
CLARKSVILLE, TENNESSEE 37040

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

     Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all shareholders on or about March 30, 2004. Our annual report is not a part of this proxy statement.

     Legends Financial Holdings, Inc. (“Legends Financial”) is a bank holding company for Legends Bank headquartered in Clarksville, Tennessee.

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

     April 20, 2004, 10:00 a.m. Central Daylight Savings Time

Where will the annual meeting be held?

     At Legends Bank, located at 310 North First Street, Clarksville, Tennessee 37040.

What items will be voted upon at the annual meeting?

     You will be voting upon the following matters:

     1. Election of Directors. To elect four members of Class II of the board of directors to serve three-year terms until the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified.

     2. Ratification of Auditors. To ratify the appointment of Maggart & Associates, P.C. as our independent accountants and auditors for fiscal year 2004.

     3. Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can vote?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on February 27, 2004, the record date.

     Each shareholder is entitled to one vote for each share of common stock held on February 27, 2004. On that date, there were 1,382,969 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities. Our stockholders are not entitled to cumulative voting rights.

How do I vote by proxy?

     If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of our auditors, you may vote “for” or “against” or you may “abstain” from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors and “for” the ratification of Maggart & Associates, P.C. as our auditors.

     The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     1. submitting another proxy with a more recent date than that of the proxy first given; or

     2. attending the annual meeting and voting in person, although attendance by itself will not revoke a previously granted proxy; or

     3. sending written notice of revocation to our corporate secretary, Thomas E. Bates, Jr., at Legends Financial Holdings, Inc., 310 North First Street, Clarksville, Tennessee 37040.

If I return my proxy can I still attend the annual meeting?

     You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

     If a quorum is present at the annual meeting,

•	the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

•	the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes a “quorum” for the meeting?

     A majority of the outstanding shares of our common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

     This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Legends Financial. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Legends Financial who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have not retained any outside party to assist in the solicitation of proxies.

When are shareholders proposals for the 2005 annual meeting due?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2005 must be received by our corporate secretary, Thomas E. Bates, Jr. at Legends Financial no later than December 2, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

     If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2005 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Legends Financial of such proposal at the address above by or before February 15, 2005. If notice is not received by this date, Legends Financial may exercise discretionary voting authority as to that matter under proxies solicited for the 2005 annual meeting.

Proposal 1. ELECTION OF DIRECTORS

     Our certificate of incorporation divides the board into three classes, as nearly equal in number as possible. Directors within each class are elected to serve three-year terms and one-third of the directors sit for election at each annual meeting of stockholders. Mark R. Barnett, Dwight Dickson, Ronald Goad and Jimmy Terry, Sr. are nominated to serve as directors in Class II and, if elected, will serve until the 2007 annual meeting of stockholders. Billy P. Atkins, Thomas E. Bates, Jr., Dick Littleton and Pravin C. Patel are in Class III and have been elected to serve as directors until the 2005 stockholder meeting. James D. Amos, David Nussbaumer, F. Gene Washer and Ralph D. Weiland are in Class I and have been elected to serve as directors until the 2006 shareholder meeting. Under the Bylaws, the affirmation vote of a plurality of all the votes cast at the annual meeting, assuming a quorum is present, is sufficient to elect a director.

     Unless otherwise directed in the proxy, the person named in the enclosed proxy, or his substitute, will vote such proxy for the election of the four nominees listed below as directors for a three-year term and until their respective successors are duly elected and qualify. If any nominee at the time of election is unavailable to serve, a contingency not presently anticipated, it is intended that the person named in the proxy, or his substitute, will vote for an alternate nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates.

     The following table sets forth the nominees and the other present members of the Board of Directors. With respect to each such person, the table sets forth the age, principal occupation, position presently held with Legends Financial and the year in which the person became a director.

CLASS II NOMINEES FOR ELECTION

(TERMS EXPIRING 2007)

Name of Director	Age	Director Since
Mark R. Barnett	46	1999	*
Dwight Dickson	66	1999	*
Ronald Goad	44	1999	*
Jimmy Terry, Sr.	66	1999	*

*	Includes time served on Legends Bank Board of Directors

INCUMBENT CLASS III DIRECTORS

(TERMS EXPIRING 2005)

Name of Director	Age	Director Since
Billy P. Atkins	61	1999	*
Thomas E. Bates, Jr.	40	1999	*
Dick Littleton	55	1999	*
Pravin C. Patel	53	1999	*

INCUMBENT CLASS I DIRECTORS

(TERMS EXPIRING 2006)

James D. Amos	69	1999	*
David Nussbaumer	71	1999	*
F. Gene Washer	63	1999	*
Ralph D. Weiland	59	1999	*

     Set forth below is a brief description of the principal occupation and position presently held with Legends Financial of each nominee and incumbent director:

     Mark R. Barnett, director of Legends Financial and Legends Bank.

     Mr. Barnett has been in the Agri-Business for 30 years. He is a partner in the KY-TN Livestock Company and Barnett Farms.

     Dwight Dickson, director of Legends Financial and Legends Bank.

     Mr. Dickson was previously employed with Mann, Smith and Cummings Insurance Company, Inc. in insurance sales and currently employed by The Innovations Group Realty in commercial real estate sales.

     Ronald A. Goad, director of Legends Financial and Legends Bank.

     Mr. Goad is the co-owner of Goad Construction Company which specializes in the development and construction of residential property.

     Pastor Jimmy Terry, Sr., director of Legends Financial and Legends Bank.

     Pastor Terry is the founder of the Tabernacle Baptist Church. In 1977, he graduated from the American Baptist College, Nashville, Tennessee.

     James D. Amos, director of Legends Financial and director/Vice Chairman of Legends Bank.

     Mr. Amos is an owner, developer and licensed general contractor of various commercial real estate properties in the Clarksville area. He received his B.S. degree from Belmont University, Nashville Tennessee in 1958.

     David Nussbaumer, director of Legends Financial and director/Chairman of Legends Bank.

     Mr. Nussbaumer has been a life insurance agent for over 40 years in the Clarksville market as well as Past President of the Clarksville Association of Life Underwriters. He has completed several courses in Charter Life Underwriters and LUTC training.

     F. Gene Washer, director of Legends Financial and Legends Bank.

     Mr. Washer is the Publisher and President of the Clarksville Leaf Chronicle. He received his B.S. in Sociology/Journalism in 1977 from Austin Peay State University.

     Ralph Douglas Weiland, director of Legends Financial and Legends Bank.

     Mr. Weiland serves as county executive for Montgomery County. He is a graduate of Austin Peay State University, ex-officio member of the industrial development board of Montgomery County and a member of the Clarksville Area Chamber of Commerce.

     Billy P. Atkins, director/Chairman/Chief Executive Officer of Legends Financial and director/President/Chief Executive Officer of Legends Bank.

     Mr. Atkins has completed several banking courses with the American Institute of Banking and the Tennessee Bankers Association. He is a graduate of the Tennessee Bankers Association Consumer School and Commercial Lending School, and a past trustee of the Tennessee Bankers Association Consumer Lending School. Mr. Atkins also graduated from The School of Banking of the South at LSU in 1977.

     Thomas E. Bates, Jr., director and Executive Vice President and Chief Financial Officer of Legends Financial and Legends Bank.

     Mr. Bates has a B.A. and MBA in finance from Middle Tennessee State University.

     Dick Littleton, director of Legends Financial and Legends Bank.

     Mr. Littleton is an Affiliate Broker with Prudential Professional Realty, Inc., receiving state and national recognition. He received his B.A. in 1968 from Austin Peay State University and his MA in Education in 1973.

     Pravin C. Patel, director of Legends Financial and Legends Bank.

     Mr. Patel received his B.S. in Electrical Engineering in 1973 from San Francisco State University. Mr. Patel is co-owner of the following hotels: Midtown Inn, Clarksville, Tennessee; Days Inn, Clarksville, Tennessee; Red Roof Inn, Clarksville, Tennessee; Comfort Inn, Villa Rica, Georgia; Royal Inn, Anniston, Alabama; Econo Lodge, Clarksville, Tennessee; Comfort Inn, Oxford, Alabama; and Best Western Inn, Winchester, Tennessee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

     There are no family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

     Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. In addition to Messrs. Atkins and Bates, each of whom is described above, the following is the other executive officer of Legends Financial.

Executive Officers	Age
Janet J. Roberts	48

     Janet J. Roberts serves as the Senior Vice President and Cashier since the formation of Legends Bank. She attended Austin Peay State University and graduated from the Graduate School of Banking University of Wisconsin – Madison in 1998.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

     Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2003 Board Meetings

     During 2003 our board of directors held 12 meetings. All of our board members attended at least 75% of our board meetings.

Attendance at Annual Shareholders Meeting

     All directors are expected to attend the annual shareholders meeting and their attendance is recorded in the minutes. All board member attended the annual shareholders meeting last year.

Board Committees

     The board of directors has a loan review/audit committee, an executive loan committee, an investment committee, a human resources committee and an executive committee.

•	The loan review/audit committee, consisting of Messrs. Littleton, Nussbaumer, Washer and Weiland, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The loan review/audit committee met seven times during 2003. All committee members attended at least 75% of the meetings.

•	The human resources committee is composed of Messrs. Dickson, Patel, Terry, Washer and Littleton. The human resources committee establishes salary and compensation guidelines for our employees and sets executive compensation. The human resources committee met two times during 2003. All committee members attended at least 75% of the meetings.

•	The executive loan committee consists of Messrs. Amos, Atkins, Bates, Nussbaumer, Patel and Weiland. The executive loan committee is responsible for credit approval of loans over the executive management limits. The executive loan committee met 24 times during 2003. All committee members attended at least 75% of the meetings.

•	The investment/ALCO committee, consists of Messrs. Amos, Atkins, Bates, Goad, Washer and Weiland. The investment/ALCO committee is responsible for approving and reviewing the investment portfolio of the Bank. The investment/ALCO committee met four times in 2003. All committee members attended at least 75% of the meetings.

•	The executive committee, consisting of Messrs. Amos, Atkins, Bates, Nussbaumer and Washer, is responsible for a wide variety of functions for the board of directors and acts for and on behalf of the full board of directors when the board of directors is not in session. The executive committee met three times in 2003. All committee members attended at least 75% of the meetings.

     Legends Financial currently has no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the Board are independent and because the Company has determined that the entire Board of Directors itself adequately serves the function of a nominating committee.

     The Board had determined that all of the directors, other than Messrs. Atkins and Bates, are independent under the NASD listing requirements. Vacancies on the Board may be filled by a majority of the remaining directors.

     With respect to the nominating process, the Board discusses and evaluates possible candidates in detail. The Board selects new nominees for the position of an independent director based on the following criteria:

•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in Clarksville and in the banking industry or other industries relevant to the Legends Financial’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to Board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective and responsive to its duties and responsibilities.

The Board does not set specific, minimum qualifications that nominees must meet in order for the Board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Legends Financial and the composition of the Board of Directors.

     Once a candidate is identified whom the Board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

     The Board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the Board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairperson of the Board, in care of the Corporate Secretary. A shareholder’s nomination must contain:

•	A statement that the writer is a shareholder and is proposing a candidate for consideration by the Board;

•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, sufficient to enable the Board to evaluate the candidate;

•	A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•	A statement of the number of shares of Legend Financial’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

     Legends Financial does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its Board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Director Compensation

     All directors receive $750 for attendance at each Board of Directors meeting and $100 for attendance at each committee meeting, not to exceed two meetings per month.

Shareholder Communication with the Board of Directors

     Shareholders desiring to communicate with our Board of Directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Board of Directors, c/o Corporate Secretary, Legends Financial Holdings, Inc., 310 North First Street, Clarksville, Tennessee 37040 and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

Proposal 2. RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS
LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2004.

     The audit committee has appointed Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal 2004. Maggart & Associates, P.C. served as independent accountants and auditors of Legends Financial since 1999. Representatives of the firm will be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal year 2004.

Audit Fees

     The aggregate fees billed by Maggart & Associates, P.C. for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB for fiscal years 2003 and 2002 were $56,250 and $47,500 respectively.

Audit-Related Fees

     The aggregate fees billed by Maggart & Associates, P.C. for professional services rendered in fiscal years 2003 and 2002 for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements but not reported under the Audit Fees section above were $19,650 and $6,200, respectively. These services involved primarily work related to registration of Legends Financial with the Securities and Exchange Commission.

Tax Fees

     The aggregate fees billed by Maggart & Associates, P.C. in fiscal years 2003 and 2002 for professional services for tax compliance, tax advice and tax planning were $12,000 and $1,800, respectively.

All Other Fees

     No other fees were billed by the principal accountant for services in 2003 and 2002 other than as described above.

     The Audit Committee approved the above services to be performed by Maggart & Associates, P.C. for the current year ended.

     The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by Maggart & Associates, P.C., as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by Maggart & Associates must be pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some directors and officers of Legends Financial and Legends Bank and members of their immediate family are customers of Legends Bank and have had and expect to have loan transactions with Legends Bank in the ordinary course of business. In addition, some of the directors and officers of Legends Bank are, at present, as in the past, affiliated with businesses which are customers of Legends Bank and which have had and expect to have loan transactions with Legends Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, no loan to an officer or director exceeds 10% of equity capital.

     In the normal course of business, Legends Bank has made loans at prevailing interest rates and terms to its executive officers, directors and their affiliates aggregating $2,097,000 as of December 31, 2003 or 14.8% of stockholders’ equity, $2,398,000 as of December 31, 2002 or 17.3% of stockholders’ equity and $2,460,000 as of December 31, 2001 or 18.8% of stockholders’ equity.

     Legends Bank did not pay any commissions on Credit Life sales for 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission, as well as to furnish us with a copy of such report. Additionally, SEC regulations require us to identify in our proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2003, to our knowledge, all directors and/or executive officers of Legends Financial made timely filings of all required forms.

EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by Legends Bank to its President and Chief Executive Officer and its Chief Financial Officer for services rendered in all capacities during the years ended December 31, 2003, 2002, and 2001. No other executive officer’s compensation exceeded $100,000 during such years.

Summary Compensation Table

					Long Term
					Compensation
		Annual Compensation			Securities
				Other Annual	Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)(1)	Options(#)
Billy P. Atkins	2003	$150,000	$27,200	$22,927	0
President and Chief Executive Officer	2002	$136,775	$15,120	$16,228	0
	2001	$126,000	$12,000	$3,780	24,000

Thomas E. Bates, Jr.	2003	$117,000	$18,375	$20,772	0
Executive Vice President and Chief	2002	$105,725	$11,400	$14,833	0
Financial Officer	2001	$95,000	$8,500	$2,850	24,000

(1)	Consists of club dues, director fees, 401(k) compensation and use of automobiles.

     There were no options for shares of Legends Financial’s common stock granted to Legends Financial’s executive officers in 2003.

     The following table sets forth information regarding the exercise of stock options during 2003 and the option values as of December 31, 2003 for the executive officers of Legends Financial.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying
			Unexercised		Value of Unexercised In-The-Money
	Shares		Options at FY-End 2003 (#)		Options at FY-End 2003 ($) (1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Billy P. Atkins	—	—	26,199	16,001	$175,994	0
Thomas E. Bates	—	—	33,520	14,640	$233,627	0
Jan Roberts	—	—	28,920	7,200	$175,220	0

(1)	Dollar values were calculated by determining the difference between the price of the common stock on December 31, 2003 ($18.00 per share) and the exercise price of such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The human resources committee consists of Dwight Dickson, Pravin C. Patel, Jimmy Terry, Sr., F. Gene Washer and Dick Littleton. No member of the compensation committee is a current officer or employee of Legends Financial or Legends Bank. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or the human resources committee.

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning the beneficial ownership of the common stock of Legends Financial by (i) directors and executive officers of Legends Financial, and (ii) directors and executive officers of Legends Financial as a group. There is no person known to Legends Financial to be the beneficial owner of more than 5% of the outstanding common stock of Legends Financial. The information shown in this table is based on information provided to Legends Financial as of February 29, 2004. On April 15, 2003, Legends Financial’s board of directors declared a cash dividend of $.15 per share. The cash dividend was distributed to Legends Financial’s shareholders on or about May 15, 2003.

	Beneficial Ownership of
	Common Stock
		Percentage of
	Number of	Outstanding
Name and Address of Beneficial Owner(1)	Shares (#)	Common Stock (%)(2)(3)
James D. Amos(4)	36,858	2.34
1800 Business Park Drive Clarksville, Tennessee
Billy P. Atkins(5)	74,483	4.72
310 North First Street Clarksville, Tennessee
Mark Ray Barnett(6)	19,228	1.22
1272 Manning Gate Road Clarksville, Tennessee
Thomas E. Bates, Jr.(7)	46,529	2.95
310 North First Street Clarksville, Tennessee
William D. Dickson, Sr.(8)	17,548	1.11
3000 Spring Creek Village Road Clarksville, Tennessee
Ronald Alan Goad(9)	21,764	1.38
656 Hay Market Road Clarksville, Tennessee

Dick Wright Littleton(10)	19,250	1.22
4400 Hargrove-Marable Road Palmyra, Tennessee
David P. Nussbaumer(11)	19,328	1.23
248 Richaven Road Clarksville, Tennessee
Pravin Chhagan Patel(12)	44,848	2.84
27 Huntington Drive Clarksville, Tennessee
Jan Roberts(13)	40,566	2.57
310 North First Street Clarksville, Tennessee
Jimmy Terry, Sr.(14)	14,100	0.89
303 Hundred Oaks Drive Clarksville, Tennessee
Francis Gene Washer(15)	22,340	1.42
647 Cornwall Road Clarksville, Tennessee
Ralph D. Weiland(16)	10,020	0.64
1953 Norwood Trail Clarksville, Tennessee
Directors and Officers as a group (13 persons)	386,862	24.53

(1)	Business address

(2)	Based upon 1,382,969 shares of Legends Financial’s common stock issued and outstanding as of February 29, 2004.

(3)	Shares of common stock that each director and executive officer has the right to acquire within 60 days of February 29, 2004 are deemed outstanding for computing the percentage ownership of all directors and executive officers having the right to acquire such shares.

(4)	Includes 26,506 shares held in the James D. Amos Trust dated October 24, 1996, 1,200 shares owned by Mr. Amos’ wife, and 9,152 exercisable stock options. Mr. Amos disclaims beneficial ownership of those 1,200 shares owned by his wife.

(5)	Includes 6,000 shares held jointly with Mr. Atkins’ wife, 36,951 shares in an IRA, and 31,532 exercisable stock options.

(6)	Includes 6,180 shares jointly held with Mr. Barnett’s wife, 1,800 shares jointly held in custodian accounts for minor children over which Mr. and Mrs. Barnett have sole voting investment power, and 11,248 exercisable stock options.

(7)	Includes 1,800 shares, 4,800 shares held in Mr. Bates’ IRA, 1,320 held in an IRA for Mr. Bates’ wife, 210 shares held in custodial accounts for minor children over which Mr. and Mrs. Bates have sole voting investment power, and 46,529 exercisable stock options. Mr. Bates disclaims beneficial ownership of the 1,320 shares held in his wife’s IRA.

(8)	Includes 6,000 shares held in Mr. Dickson’s IRA, 960 shares held jointly with Mr. Dickson’s wife, and 10,588 exercisable stock options.

(9)	Includes 9,620 shares jointly held with Mr. Goad’s wife, 324 shares held in Mr. Goad’s IRA, 1,020 shares held in Mr. Goad’s wife’s IRA, 3,600 shares held in custodial accounts for minor children over which Mr. and Mrs. Goad have sole voting investment power, and 7,200 exercisable stock options. Mr. Goad disclaims beneficial ownership of the 1,020 shares held in his wife’s IRA.

(10)	Includes 9,030 shares held jointly with Mr. Littleton’s wife and 10,220 exercisable stock options.

(11)	Includes 8,580 shares held jointly with Mr. Nussbaumer’s wife and 9,748 exercisable stock options.

(12)	Includes 18,000 shares held in the Pravin Patel Irrevocable Trust, 3,300 shares held in Mr. Patel’s IRA, 3,600 shares held jointly with Mr. Patel’s wife, 1,800 shares held in Mr. Patel’s wife’s IRA to which Mr. Patel disclaims beneficial ownership, 9,240 shares held by his children to which Mr. and Mrs. Patel disclaim beneficial ownership, and 8,908 exercisable stock options.

(13)	Includes 720 shares held in Ms. Roberts’ IRA, 5,520 shares held jointly with Ms. Roberts’ husband, 1,806 held jointly with children to which Ms. Roberts disclaims beneficial ownership, and 32,520 exercisable stock options.

(14)	Includes 6,900 shares and 7,200 exercisable stock options.

(15)	Includes 12,000 shares held jointly with Mr. Washer’s wife, 120 shares held in custodial account for a minor child over which Mr. and Mrs. Washer have sole voting investment power, and 10,220 exercisable stock options.

(16)	Includes 420 shares held in Mr. Weiland’s name and 2,400 shares held in Mr. Weiland’s IRA and 7,200 exercisable stock options.

     There are no arrangements known to Legends Financial, the operation of which may at a subsequent date result in a change of control in Legends Financial.

AUDIT COMMITTEE REPORT

     The Loan Review/Audit Committee consists of Messrs. Littleton, Nussbaumer, Washer and Weiland. During 2003 the Loan Review/Audit Committee held seven meetings. Each member meets the independence standard requirements set forth under Rule 4200(a)(15) of the NASD’s listing standards. The Loan Review/Audit Committee does not have a charter under which it operates.

     The Board of Directors has determined that Messrs. Weiland and Washer are audit committee financial experts, as that term is defined in Item 401(e)(2) of Regulation S-B. Mr. Weiland received his B.S. in Business and for 20 years served as Chief Financial Officer of K-12 public schools with an annual budget in excess of $100 million. Since 1997 Mr. Weiland has served as county executive of Montgomery County, Tennessee, which has an annual budget in excess of $200 million. Mr. Washer is President of the Clarksville Leaf Chronicle, which has over $16 million in revenues. He supervises a controller and an accounting department of ten people. For 20 years Mr. Washer has reviewed all functions of the company with the controller on a weekly basis and participates annually in the audit review of company. Messrs. Weiland and Washer meet in all respects, the independence requirements of the NASD listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder.

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

     The Audit Committee oversees Legends Financial’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Legends Financial’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Legends Financial, including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with Legends Financial’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Legends Financial’s internal controls, and the overall quality of Legends Financial’s financial reporting.

     While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, and while the Board of Directors has determined that Messrs. Weiland and Washer are audit committee financial experts, as that term is defined in Item 401(e)(2) of Regulation S-B, none of the members of the Committee devote specific attention to the narrower fields of auditing or accounting or are professionally engaged in the practice of auditing or accounting, nor are they experts in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact “independent.”

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the board of directors have also recommended, subject to shareholder approval, the selection of Legends Financial’s independent accountants and auditors.

     Submitted by the Audit Committee of the Board of Directors.

Audit Committee

Dick Littleton
David Nussbaumer
F. Gene Washer
Ralph D. Weiland

OTHER MATTERS

     The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Billy P. Atkins
Billy P. Atkins
Chairman of the Board, President and Chief Executive Officer

Clarksville, Tennessee
March 30, 2004

PROXY CARD
LEGENDS FINANCIAL HOLDINGS INC.
ANNUAL MEETING OF SHAREHOLDERS

310 North First Street
Clarksville, Tennessee 37040 (931) 503-1234	April 20, 2004

PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Billy Atkins or Thomas E. Bates, Jr. as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the shares of Common Stock of Legends Financial Holdings Inc., to which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Legends Bank, 310 North First Street, Clarksville, Tennessee 37040, on Tuesday, April 20, 2004, at 10:00 a.m. Central Daylight Savings Time, or any adjournment thereof.

(1)	For election of four members to the board of directors for a three year term, strike through the name for a no vote, leave the name unmarked for a yes vote, or circle the “a” beside the name to abstain.

Mark Barnett Dwight Dickson	a a	Ronald Goad Jimmy Terry, Sr.	a a

(2)	As to the ratification of the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2004.

FOR	AGAINST	ABSTAIN

(3)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2 and 3.

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.

Date:__________________ ____________________________ Signature of Shareholder

Date:__________________ ____________________________ Signature of Joint Shareholder